UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 23, 2015 (October 19, 2015)

Comstock Holding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1886 METRO CENTER DRIVE, FOURTH FLOOR

RESTON, VIRGINIA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 883-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On October 19, 2015, Joseph M. Squeri informed Comstock Holding Companies, Inc. (the “Company”) of his intention to resign as Chief Financial Officer of the Company effective as of November 25, 2015. Mr. Squeri will assist the Company in the transition of his duties to Christopher L. Conover, the Company’s Senior Vice President, Accounting and Finance, who has been appointed as the interim Chief Financial Officer and principal financial officer of the Company effective as of November 25, 2015. Mr. Squeri has accepted a position with Sunbridge Capital Management, a private investment management firm that has investment interests with the Company.

Mr. Conover, 34, is a Certified Public Accountant who has served in various positions in the Company, most recently as Senior Vice President, Accounting and Finance. Mr. Conover joined the Company in January 2012. Prior to joining the Company, Mr. Conover was the Controller for the Snyder family office, River House. Prior to joining River House, Mr. Conover served seven years in public accounting in assurance services at PricewaterhouseCoopers LLP (“PwC”) in the Washington, DC Metro Office from 2007 to 2011, and Dannible & McKee, LLP in Syracuse, NY from 2004 to 2007. While at PwC, Mr. Conover served as a Manager in their Financial Services Assurance practice, developing extensive experience providing audit and highly technical consulting services for real estate companies of various sizes and asset classes. Mr. Conover earned a Bachelor of Science in Accounting from Ithaca College.

(d)

On October 23, 2015, the Board of Directors of the Company (the “Board”) expanded the size of the Board to eight members and elected Mr. Squeri to the Board for a term effective October 23, 2015 until the 2016 Annual Meeting of the Stockholders, at which time he will stand for election at the annual meeting.

The information required by Item 404(a) of Regulation S-K with respect to Mr. Squeri is incorporated herein by reference to the section entitled “Certain Relationships” included in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on April 30, 2015.

On October 23, 2015, the Company issued a press release announcing these changes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this report include statements regarding management transition matters. These statements are based on current expectations about the Company and are not guarantees of future actions, events or performance, which may vary materially from those expressed or implied in such statements. Information concerning these and other important risks and uncertainties that may affect future performance, results or actions can be found under the heading “Risk Factors” in the Company’s most recent Form 10-K, as filed with the Securities and Exchange Commission. Comstock specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release by Comstock Holding Companies, Inc., dated October 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2015

COMSTOCK HOLDING COMPANIES, INC.

By:	/s/ Christopher Clemente
Christopher Clemente, Chief Executive Officer